UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 1, 2017

AMERICAN NATIONAL INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Texas	001-34280	74-0484030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

One Moody Plaza Galveston, Texas	77550-7999
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (409) 763-4661

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Company issued a press release on March 1, 2017 announcing that it is unable to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Such press release is attached hereto as Exhibit 99.1.

The information in Item 8.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless specifically stated by the Company.

Item 9.01	Financial Statements and Exhibits.

No.	Exhibit

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL INSURANCE COMPANY

By:	/s/ John J. Dunn, Jr.
	Name:	John J. Dunn, Jr.
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

Date: March 1, 2017